UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 20, 2012

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 17th Street, Suite 2775

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

(303) 633-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2012, DCP Midstream Partners, LP (the “Partnership”) announced the intent of Mark A. Borer to retire as Chief Executive Officer and a member of the board of directors of DCP Midstream GP, LLC (“DCP Midstream GP”), the Partnership’s general partner, effective December 31, 2012, and that William S. Waldheim will be appointed as President of DCP Midstream GP effective September 1, 2012.

Mr. Waldheim, age 56, is President, NGL of DCP Midstream, LLC (“DCP Midstream”), the owner of DCP Midstream GP, and has served in that position since 2011. Prior to that time, Mr. Waldheim was President of DCP Midstream’s northern business unit since 2009 where he was responsible for executive management of commercial and operations of the assets in the Midcontinent, Rocky Mountain, Michigan and Gulf Coast regions as well as the downstream marketing of gas, NGLs and condensate. From 1999 to 2009, Mr. Waldheim served in a variety of commercial and operational executive management positions at DCP Midstream. Prior to joining DCP Midstream, Mr. Waldheim served in a number of executive management positions with Union Pacific Fuels, Inc. Mr. Waldheim has over 30 years of experience in the energy industry and has previously served on the boards of various energy industry groups including the National Propane Gas Association and the Propane Education & Research Council. Mr. Waldheim currently serves on the Board of Directors of the Rocky Mountain Chapter of Junior Achievement.

Mr. Waldheim will receive an initial annual base salary of $360,500 in his new position as President of DCP Midstream GP, which will be paid for by DCP Midstream for the remainder of 2012. In addition, for the remainder of 2012, Mr. Waldheim will continue to participate in the DCP Midstream short term cash incentive program, with a target incentive opportunity of 60% of his base salary, and in the DCP Midstream, LLC long term incentive plan, with a target incentive opportunity of 115% of his base salary, all of which will be paid for by DCP Midstream. Beginning in 2013, it is expected that Mr. Waldheim will participate in the Partnership’s long term incentive plan, short term incentive plan and receive a base salary from the Partnership.

Item 7.01 Regulation FD Disclosure.

The press release announcing the retirement of Mr. Borer and the appointment of Mr. Waldheim is attached hereto as Exhibit 99.1 hereto and is incorporated by reference herein. The information in Exhibit 99.1 is being furnished pursuant to Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 20, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2012

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Michael S. Richards
		Name:	Michael S. Richards
		Title:	Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 20, 2012.